SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 4, 2002 (April 4, 2002)




                           CHESAPEAKE ENERGY CORPORATION
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               (Exact name of Registrant as specified in its Charter)


         Oklahoma                    1-13726                   73-1395733
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(State or other jurisdiction   (Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)


        6100 North Western Avenue,  Oklahoma City,  Oklahoma          73118
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              (Address of principal executive offices)             (Zip Code)


                                   (405) 848-8000
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                   (Registrant's telephone number, including area code)










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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On April 4, 2002, Chesapeake Energy Corporation issued a press release announcing first quarter 2002 earnings release and conference call.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.  The following exhibit is filed herewith:

               99.   Press Release issued by the Registrant on April 4, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           CHESAPEAKE ENERGY CORPORATION



                                           By: /s/ Aubrey K. McClendon
                                              ---------------------------------
                                                    Aubrey K. McClendon
                                                 Chairman of the Board and
                                                  Chief Executive Officer

Dated:  April 4, 2002


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[GRAPHIC OMITTED][GRAPHIC OMITTED]                        N e w s R e l e a s e


                                                  Chesapeake Energy Corporation
                                                                P. O. Box 18496
                                                       Oklahoma City, OK  73154

FOR IMMEDIATE RELEASE
April 4, 2002

                                    CONTACT:
MARC ROWLAND                                                     TOM PRICE, JR.
EXECUTIVE VICE PRESIDENT                                  SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER                               CORPORATE DEVELOPMENT
(405) 879-9232                                                   (405) 879-9257
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                    CHESAPEAKE ENERGY CORPORATION ANNOUNCES
                         FIRST QUARTER EARNINGS RELEASE
                            DATE AND CONFERENCE CALL

OKLAHOMA CITY, OKLAHOMA., April 4, 2002 - Chesapeake Energy Corporation (NYSE:CHK) has scheduled its first quarter earnings release to be issued after the close of trading on the New York Stock Exchange on Monday, April 29, 2002.

A conference call is scheduled for Tuesday morning, April 30, 2002 at 9:00 am EDT to discuss the release. The telephone number to access the conference call is 913.981.5533. We encourage those who would like to participate in the call to place your calls between 8:50 and 9:00 am EDT.

For those unable to participate in the conference call, a replay will be available for audio playback at 12:00 pm EDT on April 30, 2002, and will run through midnight Monday, May 13, 2002. The number to access the conference call replay is 719.457.0820; passcode for the replay is 563827.

The conference call will also be simulcast live on the internet and can be accessed by going directly to the Chesapeake website at www.chkenergy.com and selecting "Conference Calls" under the "Investor Relations" section. The webcast of the conference call will be available on our website indefinitely.



Chesapeake Energy Corporation is one of the ten largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States. The company's Internet address is www.chkenergy.com